EXPLANATORY NOTE

The sole purpose of this filing is to file supplemental risk/return summary information, in interactive data format, for the Guggenheim S&P 500® Equal Weight Financials ETF and Guggenheim S&P 500® Equal Weight Real Estate ETF, each a separate series of Rydex ETF Trust.